CONNETICS CORPORATION

                             SECURED LOAN AGREEMENT


         This Secured Loan Agreement is made as of October 30, 1997 by and between Connetics Corporation, a Delaware corporation (the "Company") and W. Scott Harkonen ("Borrower").

                                    RECITALS

         Borrower desires to borrow, and the Company desires to lend to Borrower up to an aggregate of $100,000 (the "Borrowed Amount"). The parties desire that such loan shall be secured pursuant to a Security Agreement of even date herewith (the "Security Agreement") by an aggregate of 25,000 shares of the Company's Common Stock (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) (the "Shares") issuable upon the exercise of vested options to purchase Common Stock held by Borrower (the "Options") while any Borrowed Amount is outstanding on the terms and conditions contained herein and in the Security Agreement.

                                    AGREEMENT

         In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Agreement to Lend. Subject to the terms and conditions contained in this Agreement and upon execution of this Agreement, the Company agrees to issue to Borrower a check or other readily available funds in the Borrowed Amount upon the date of this Agreement.

         2. Promissory Note. In consideration of the Company's delivery of the Borrowed Amount, Borrower will execute a secured promissory note in the form attached hereto as Exhibit A (the "Note"), in the principal amount of such Borrowed Amount and bearing interest at a rate of 8.5% per annum, compounded annually.

         3. Security Agreement. Borrower will additionally execute the Security Agreement in the form attached hereto as Exhibit B as security for Borrower's obligation to repay the Borrowed Amount, and, upon any exercise of the Options, will deliver, or cause to be delivered, all certificates representing Shares to the Company or its designee as pledgeholder of the Shares, together with such other documents of assignment and other documents as may be reasonably requested by the Company. The Shares will be held by the Company or its designee as pledgeholder and shall be released in accordance with the terms of the Security Agreement.

         4. No Employment Rights. Nothing in this Agreement or the Note is intended or shall be construed to confer upon Borrower any right to employment or continued employment with the Company, or shall alter in any way the nature of Borrower's employment with the Company.

         5. Miscellaneous.

                  (a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  (c) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

                  (d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (e) Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

                            [Signature Page Follows]

         The parties hereto have executed this Secured Loan Agreement as of the day and year first above written.


                                    W. SCOTT HARKONEN


                                    /s/ W. Scott Harkonen
                                    ------------------------------------
                                    (Signature)


                                    Address:
                                             ---------------------------

                                    ------------------------------------

                                    ------------------------------------


                                    CONNETICS CORPORATION


                                    By: /s/ Thomas G. Wiggans
                                        --------------------------------

                                    Title: -----------------------------

                                    Address:     3400 West Bayshore Road
                                                 Palo Alto, CA  94303

                                    EXHIBIT A

                             SECURED PROMISSORY NOTE


$100,000                                                  Palo Alto, California
                                                               October 30, 1997


         FOR VALUE RECEIVED, W. Scott Harkonen ("Borrower") promises to pay to Connetics Corporation, a Delaware corporation (the "Company"), the principal sum of One Hundred Thousand Dollars ($100,000), together with interest on the unpaid principal hereof from the date hereof at the rate of 8.5% per annum, compounded annually.

         All principal and accrued interest shall be due and payable in full on the earliest of (a) October 30, 2000 or (b) the termination of Borrower's employment or consulting relationship with the Company for any reason (or for no reason). Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal.

         Borrower may at any time prepay all or any portion of the principal or interest owing hereunder.

         This Note is subject to the terms of a Secured Loan Agreement, dated as of October 30, 1997, by and between the Company and Borrower, and is secured by a pledge of Common Stock of the Company issuable upon exercise of vested options held by Borrower under the terms of a Security Agreement dated October 30, 1997 and is subject to all the provisions thereof.

         Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by Borrower.

         The holder of this Note shall have full recourse against Borrower, and shall not be required to proceed against the collateral securing this Note in the event of default.




                                               -------------------------------
                                               W. Scott Harkonen

                                    EXHIBIT B

                               SECURITY AGREEMENT


         This Security Agreement is made as of October 30, 1997 by and between Connetics Corporation, a Delaware corporation ("Pledgee"), and W. Scott Harkonen ("Pledgor").

                                    RECITALS

         Pledgee has loaned to Pledgor, and Pledgor has borrowed from Pledgee, an aggregate of $100,000, which loan is or shall be evidenced by a promissory note (the "Note") and is to be secured by up to an aggregate of 25,000 shares of Pledgee's Common Stock (the "Shares") (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) issuable upon exercise of vested options held or hereafter acquired by Pledgee (the "Options").

                                    AGREEMENT

         In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

         1. Creation and Description of Security Interest; Transferability; Escrow.

                  (a) In consideration of the loan to Pledgor, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges the Shares (sometimes referred to in this Agreement as the "Collateral"). If any of the Options are exercised, the certificates representing the Shares shall be delivered immediately, duly endorsed in blank or with executed stock powers, to the Secretary of Pledgee (the "Pledgeholder"), who shall hold said certificates subject to the terms and conditions of this Security Agreement.

                  (b) The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Secured Loan Agreement.

                  (c) Except as required to enable Pledgee to exercise its rights as a secured party, neither the Shares pledged under this Section 1 nor the Options may be sold, transferred, pledged, hypothecated or otherwise disposed of by Pledgor.

                  (d) To ensure the ability of Pledgee to exercise its rights as a secured party hereunder, Pledgor shall, upon any exercise of the Options, deliver and deposit with the Secretary of Pledgee, or such other person designated by Pledgee, the share certificates representing the Shares, together with a stock power, duly endorsed in blank, in the form attached hereto as Exhibit B-1. The Shares and stock power(s) shall be held by Pledgee in escrow, until such time as the Note shall have been paid in full. As a further inducement to Pledgee to loan to Pledgor the funds represented by the Note, the spouse of Pledgor, if any, shall execute and deliver to Pledgee a Consent of Spouse in the form attached hereto as Exhibit B-2.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                  (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                  (b) Encumbrances. All Shares now or hereafter pledged under this Agreement are and shall be free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

         4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgee held by Pledgor as a result thereof.

         5. Warrants and Rights. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                  (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

                  (b) Pledgor fails to perform any of the covenants contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

         7. Remedies in the Event of Default. In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and shall thereafter be entitled to pursue any or all of its remedies under applicable law, including, without limitation,
(a) offsetting from Pledgor's salary, bonuses, vacation pay or other amounts due to Pledgor from the Pledgee, any amount due and payable by Pledgor under the Note, and/or (b) proceeding against the Collateral in accordance with the California Commercial Code.

         8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         9. Term. The pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor.

         10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         11  Pledgeholder   Liability.  In  the  absence  of  willful  or  gross
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

         12.      Miscellaneous.

                  (a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  (c) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

                  (d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (e) Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.


[Signature Page Follows]

         The parties hereto have executed this Security Agreement as of the day and year first above written.



                                           W. SCOTT HARKONEN



                                           -------------------------------------
                                           (Signature)

                                           Address:
                                                    ----------------------------

                                           -------------------------------------

                                           -------------------------------------


                                           CONNETICS CORPORATION


                                           By:
                                               ---------------------------------

                                           Title:
                                                 -------------------------------

                                           Address:    3400 W. Bayshore Road
                                                        Palo Alto, CA  94303

                                   EXHIBIT B-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED I hereby sell, assign and transfer unto Connetics Corporation, a Delaware Corporation, (the "Company") (_________) shares of the Company's Common Stock standing in my name on the books of said corporation and represented by Certificate No(s) ____________________________. herewith and do hereby irrevocably constitute and appoint the Stock Administrator or the Secretary of the Company to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated:  October 30, 1997


                                                     Signature:


                                                     ---------------------------
                                                     W. Scott Harkonen



This Assignment Separate from Certificate was executed in conjunction with the terms of a Security Agreement between the above assignor and the Company dated October 30, 1997.

                                   EXHIBIT B-2

                                CONSENT OF SPOUSE



         I, __________________________, spouse of W. Scott Harkonen, have read and approved the foregoing Secured Loan Agreement and the exhibits thereto (the "Agreement"). In consideration of granting of the right to my spouse to borrow funds as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares of Connetics Corporation serving as collateral pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.


Dated:  October 30, 1997


                                                     ---------------------------
                                                     (Signature)


                                                     ---------------------------
                                                     (Print name)